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EXHIBIT 10.26.2

DEFERRED COMPENSATION PLAN DELEGATION OF AUTHORITY
FROM THE COMPENSATION COMMITTEE
TO THE MANAGEMENT COMMITTEE

        The following parameters define the authority of the Management Committee for The Coca-Cola Company Deferred Compensation Plan (the "Plan") to act on behalf of the Compensation Committee of the Board of Directors. These are the general operating parameters of the Management Committee to carry out the administration of the Plan. This delegation supercedes the delegation made on December 19, 2001.

        The Management Committee may:

  •
  Establish and change from time to time the eligibility criteria for any reason, including to comply with all applicable laws relating to salary grade (or other similar measurement criteria) and compensation levels; provided, however, that the Management Committee may not adopt eligibility rules that affect only executive officers of the Company;

  •
  Review and approve individual participant eligibility, including designating which individuals are eligible for equity deferrals under the Plan;

  •
  Provide oversight of the administrative guidelines for the Plan;

  •
  Respond (or delegate responsibility to respond) to individual claims of Plan participants and provide claims resolution procedures;

  •
  Review and approve Hardship Withdrawal requests;

  •
  Establish and change from time to time Sources of Deferrals and minimum and maximum deferral elections and distribution amounts;

  •
  Establish (or delegate responsibility to establish) applicable benchmark funds for deemed investments;

  •
  Construe and interpret the terms and provisions of this Plan;

  •
  Compute and certify to the amount and kind of benefits payable to Participants and their Beneficiaries;

  •
  Maintain all records that may be necessary for the administration of the Plan;

  •
  Provide for the disclosure of all information and the filing or provision of all reports and statements to Participants, Beneficiaries or governmental agencies as shall be required by law;

  •
  Make and publish such rules for the regulation of the Plan and procedures for the administration of the Plan as are not inconsistent with the terms hereof;

  •
  Appoint a Plan administrator, third-party recordkeeper, or any other agent, and to delegate to them such powers and duties in connection with the administration of the Plan as the Management Committee may from time to time prescribe;

  •
  Amend the Plan; provided that the Management Committee may only adopt amendments that i) apply to the general population of Participants and do not affect only officers of the Company; ii) do not have a material financial impact on the Company; or iii) are required by tax or legal statutes, regulations or pronouncements; and

  •
  Take all actions necessary for the administration of the Plan.

        With regards to specific executive officer transactions, the Management Committee may:

  •
  Review and approve sources of deferral, deferral elections and distributions;

  •
  Review and approve Hardship Withdrawal Requests. With regard to such Hardship requests, the Management Committee is authorized to establish guidelines for approval that are consistent with IRS regulations, and to approve requests, within those specific guidelines, for all participants including Elected Corporate Officers;

  •
  Review and approve unscheduled in-service distributions up to $250,000; and

  •
  Where applicable, determine if such officer is terminated for Cause, as defined in the Plan.

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  EXHIBIT 10.26.2
DEFERRED COMPENSATION PLAN DELEGATION OF AUTHORITY FROM THE COMPENSATION COMMITTEE TO THE MANAGEMENT COMMITTEE